----------------------------------------------
COLONIAL U.S. STOCK FUND     Semiannual report
----------------------------------------------
December 31, 1997


[GRAPHIC OMITTED]


                                              -----------------------
                                               Important information
----------------------------                     about the Fund's
Not FDIC  May Lose Value                       investment objective
Insured   No Bank Guarantee                         on page 5.
----------------------------                  -----------------------

--------------------------------------------------------------------------------

                       COLONIAL U.S. STOCK FUND HIGHLIGHTS
                        JULY 1, 1997 - DECEMBER 31, 1997

Investment Objective: Colonial U.S. Stock Fund seeks long-term growth by investing primarily in large capitalization equities.

The Fund is Designed to Offer:

  o  Long-term growth potential
  o  Disciplined value investment strategy
  o  Expert portfolio management

Portfolio Manager Commentary: "A strategic move to underweight technology stocks and overweight financial services stocks contributed to the Fund's strong performance as the technology sector sold off dramatically during the last
quarter of 1997."                                              -- Mark Stoeckle

                      Colonial U.S. Stock Fund Performance
----------------------------------------------------------------------------
                                             Class A    Class B    Class C(1)
  Inception dates                             7/1/92     7/1/92      7/1/94
----------------------------------------------------------------------------
  Distributions declared per share            $2.247      $2.200      $2.200
----------------------------------------------------------------------------
  6-month total returns, assuming             12.02%      11.51%      11.59%
  reinvestment of all distributions and
  no sales charge or contingent deferred
  sales charge (CDSC)
----------------------------------------------------------------------------
  Net asset value per share on 12/31/97       $17.43      $17.19      $17.28
----------------------------------------------------------------------------

Top Five Holdings(2)
(as of 12/31/97)
---------------------------------------------
 1. Philip Morris Co., Inc. ..........   3.2%
 2. General Electric Co. .............   2.8%
 3. Travelers Group, Inc. ............   2.6%
 4. BankAmerica Corp. ................   2.0%
 5. TJX Companies, Inc. ..............   1.9%

Top Five Sectors(2)
(as of 12/31/97)
---------------------------------------------
 1. Financials .......................  20.4%
 2. Technologies .....................  13.3%
 3. Health Care ......................   9.7%
 4. Capital Goods ....................   9.3%
 5. Consumer Cyclicals ...............   9.1%

(1)   Effective July 1, 1997, Class D shares were redesignated Class C shares.

(2) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, holdings and sector weightings will change. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications on this page are based upon Colonial's defined criteria as used in the investment process.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                                         [PHOTO]

I am pleased to present the semiannual report for Colonial U.S. Stock Fund. This report reflects on the investment environment and discusses the Fund's performance during the six months ended December 31, 1997.

Financial markets experienced a number of newsworthy events during the past six months. In July, the Dow Jones Industrial Average surpassed the 8,000 mark, on its way to a peak for the year of 8,259 on August 6. Meanwhile, currency devaluations in Asia plagued international markets and began to create concern for investors in U.S. stocks as well. As overseas markets declined, the U.S. market joined the sell-off on October 27, plunging over 554 points, the largest single-day point drop in history. However, U.S. stocks bounced back on October 28, gaining 337 points, the Dow's largest single-day point gain in history. Between October 27 and year-end, the Dow rebounded 10.4%, the Standard & Poor's 500 Index gained 10.7% and the Russell 2000(R) Index was up 4.0%, illustrating the market's dominance by the larger company stocks in which the Fund invests.

Looking ahead, events in Asia are expected to put some pressure on U.S. earnings growth, although it is still too early to predict to what extent. Meanwhile, conditions in the U.S. remain positive for stocks: the economy continues to grow, inflation remains low and many companies continue to increase productivity and cut costs. However, expectations are for slower economic growth in 1998 and the market should place a premium on companies that can sustain or increase their earnings in such an environment.

Participation in the large-cap market offers an opportunity to create a diversified core equity portfolio as well as take advantage of good growth prospects. The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. We appreciate your continued confidence in the Fund and thank you for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
February 9, 1998

The Russell 2000(R) Index is a tradename of the Frank Russell Company.
Because market conditions change frequently, there can be no assurance that the trends described here will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

[PHOTO]

Mark Stoeckle is Portfolio Manager of Colonial U.S. Stock Fund and is vice president of Colonial Management Associates, Inc.

Investment environment gave the stock market a roller coaster ride

The first half of the period was very strong for large company stocks. However, the Asian currency crisis had a negative effect on the markets during the second half of the period. In two consecutive days the Dow Jones Industrial Average posted its largest single-day point decline in history followed by its largest single-day point gain. By the end of the period, large stocks had regained most of their losses, illustrating their current dominance over smaller stocks, which continued to lag.

Fund benefited from strategic shift from technology stocks into financial service stocks

Early in the period, we believed several technology stocks had become overpriced and no longer offered attractive values. We sold some of our technology holdings and invested the proceeds in financial service stocks that offered greater potential earnings growth including Travelers, BankAmerica and Sallie Mae. Both Travelers and BankAmerica have participated in merger and acquisition activity that has strengthened their market position. They have increased their fee-based business, including asset management and investment banking, while reducing their reliance on traditional, low profit margin activities. Such moves have decreased these institutions' sensitivity to interest rates and have resulted in an improved earnings outlook. Shareholders benefited from this strategic shift as technology stocks lost ground during the second half of the period and financial institutions outperformed the market.

Good performance continued

For the six months ended December 31, 1997, the Fund generated a total return of 12.02% for Class A shares, based on net asset value. This outperformed the S&P 500 which returned 10.58%. We attribute this performance to superior stock selection and diversification across a wide range of market sectors as well as a lower concentration in technology stocks than the Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Focus on long-term growth at attractive prices

We focused on high quality, large-cap stocks with good long-term growth potential. Large companies continued to make productivity gains and focus on their core competencies. Many companies are strategically better run today than ever before in their histories. These factors should have a favorable effect on earnings growth in the future. The Fund's largest holding, Philip Morris Co., is a good example of a company that we believe has significant upside potential. The stock was attractively priced, in part because of uncertainty caused by potential tobacco litigation. However, once an agreement, in principle, was reached with several states' Attorneys General early in the period, we began buying the stock based on strong prospects for long-term growth. While the stock price has increased since we bought it, we believe it has the potential for greater appreciation in the future.

Positive outlook for large-cap stocks

Events of the past six months have left investors wondering what lies ahead for the financial markets. The currency and financial crisis in Asia continues to play out and while we think that U.S. corporate earnings growth may be affected, it is too early to predict the extent of the impact. A number of factors lead us to believe there is still room for large company stocks to generate attractive earnings growth, although at a slower pace than over the last three years. The economy is still growing, inflation is low and companies continue to harness technology to improve productivity and cut costs. However, we think that stock selection will become more important in 1998 as a "rising tide" may not continue to carry all stocks along with it. We believe we have a superior approach to stock selection as reflected by our core investment strategy and we are confident that we will continue to find attractively valued, quality stocks.

Effective March 2, 1998, the Fund's investment objective will change to "seeks long-term growth and income" from "seeks long-term growth by investing primarily in large capitalization equity." This change will not impact how the Fund is managed. Colonial U.S. Stock Fund continues to be managed as a growth and income fund which invests primarily in large capitalization stocks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Colonial U.S. Stock Fund Investment Performance vs. the S&P 500 Index
                Change in Value of $10,000 from 7/1/92 - 12/31/97

                                 Class A Shares
                              Based on NAV and POP

[The following table was originally a mountain graph in the printed materials.]

                        NAV             POP            S & P 500
                        ---             ---            ---------

 Jul 1, 92             10000            9425             10000
Jul 31, 92             10420          9820.8             10408
Aug 3l, 92             10140            9557             10196           CUSSF-A
Sep 30, 92             10210          9622.9             10315
Oct 3l, 92             10290          9698.3             10351
Nov 30, 92             10660           10047             10702
Dec 3l, 92           10957.3         10327.3             10834
Jan 31, 93           11087.6         10450.1             10924
Feb 28, 93           11077.6         10440.6             11073
Mar 31, 93           11598.9           10932             11306
Apr 30, 93           11358.3         10705.2             11033
May 31, 93           11749.3         11073.7             11328
Jun 30, 93           11889.8         11206.1             11361
Jul 31, 93           11789.2         11111.3             11315
Aug 31, 93           12231.8         11528.4             11743
Sep 30, 93           12412.8         11699.1             11663
Oct 31, 93           12493.3         11774.9             11894
Nov 30, 93           12282.1         11575.8             11781
Dec 31, 93             12512         11792.5             11923
Jan 31, 94             12770         12035.8             12328
Feb 28, 94           12470.7         11753.6             11994
Mar 31, 94           12016.4         11325.5             11472
Apr 30, 94           12037.1           11345             11619
May 31, 94           12181.6         11481.2             11809
Jun 30, 94           11895.8         11211.6             11520
Jul 31, 94           12144.7         11446.4             11898
Aug 31, 94           12684.5         11955.1             12384
Sep 30, 94           12528.8         11808.4             12082
Oct 3l, 94           12894.9         11964.9             12353
Nov 30, 94           12279.7         11573.6             11904
Dec 31, 94           12469.5         11752.5             12080
Jan 31, 95           12780.9           12046             12393
Feb 26, 95           13381.6         12612.2             12675
Mar 31, 95           13704.2         12918.2             13255
Apr 30, 95           14004.5         13199.3             13645
May 31, 95           14583           13744.4             14189
Jun 30, 95           14850.9           13997             14518
Jul 31, 95           15332.5         14450.9             14999
Aug 31. 95           15242.9         14366.4             15037
Sep 30, 95           15769.3         14862.6             15671
Oct 3l, 95           15668.5         14767.6             15615
Nov 30, 95           16239.7         15305.9             16300
Dec 3l, 95           16146.9         15218.5             16614
Jan 31, 96           16584.3         15630.7             17179
Feb 29, 96           16851.6         15862.7             17338
Mar 31, 96           16863.8         15894.1             17505
Apr 30, 96           17483.4         16478.1             17763
May 31, 96           17920.8         16890.4             18220
Jun 30, 96           17650.8         16635.8             18290
Jul 31, 96           16699.3         15739.1             17482
Aug 31, 96           17223.8         16233.5             17852
Sep 30, 96           17980.1         16946.3             l8855
Oct 31, 96           18443.6         17383.1             19376
Nov 30, 96           19797.6         18659.3             20839
Dec 31, 96           19326.5         18215.2             20426
Jan 31, 97             20653         19465.4             21701
Feb 28, 97           20692.8         19502.9             21872
Mar 31, 97           19963.2         18815.3             20975
Apr 30, 97           21170.3           19953             22226
May 31, 97           22430.4         21140.7             23584
Jun 30, 97           23322.1         21981.1             24633
Jul 31, 97           25448.3           23985             26592
Aug 31, 97           24491.5         23083.2             25104
Sep 30, 97           25860.3         24373.3             26478
Oct 31, 97           24624.4         23208.5             25595
Nov 30, 97           25554.6         24085.2             26778
Dec 31, 97           26124.8         24622.7             27238

                                 Class B Shares
                          Based on NAV and Maximum CDSC

[The following table was originally a mountain graph in the printed materials.]

                        NAV            CDSC            S & P 500
                        ---            ----            ---------

 Jul 1, 92             10000           10000             10000
Jul 31, 92             10420           10420             10408
Aug 3l, 92             10140           10140             10196       CUSSF-B
Sep 3O, 92             10210           10210             10315
Oct 31, 92             10280           10280             10351
Nov 30, 92             10630           10630             10702
Dec 31, 92             10908           10908             10834
Jan 31, 93             11028           11028             10924
Feb 28, 93             11008           11008             11073
Mar 31, 93             11508           11508             11306
Apr 30, 93             11268           11268             11033
May 31, 93             11648           11648             11328
Jun 30, 93             ll784           11784             11361
Jul 31, 93             11674           11674             11315
Aug 3l, 93             12104           12104             11743
Sep 3O, 93             12285           12285             11653
0ct 31, 93             12345           12345             11894
Nov 3O, 93             12124           12124             11781
Dec 31. 93             12342           12342             11923
Jan 31, 94             12599           12599             12328
Feb 28, 94             12291           12291             11994
Mar 31, 94             11841           11841             11472
Apr 30, 94             11861           11861             11619
May 31, 94             11984           11984             11809
Jun 30, 94             11700           11700             11520
Jul 31, 94             11936           11936             11898
Aug 31, 94             12449           12449             12384
Sep 30, 94             12295           12295             12082
Oct 31, 94             12460           12460             12353
Nov 30, 94             12039           12039             11904
Dec 3l, 94             12213           12213             12080
Jan 31, 95             12509           12509             12393
Feb 28, 95             13090           13090             12875
Mar 31, 95             13397           13397             13255
Apr 30, 95             13682           13682             13645
May 31, 95             14241           14241             14189
Jun 30, 95             l45O1           14501             14516
Jul 31, 95             14952           14952             14999
Aug 31, 95             14853           14853             15037
Sep 30, 95             15370           15370             15671
Oct 31, 95             15260           15260             15615
Nov 30, 95             15799           15799             16300
Dec 31, 95             15697           15697             16614
Jan 31, 96             16114           16114             17179
Feb 29, 96             16364           16364             17338
Mar 31, 96             16376           16376             17505
Apr 30. 96             16959           16959             17763
May 31, 96             17375           17375             18220
Jun 30, 96             17097           17097             18290
Jul 31, 96             16169           16169             17482
Aug 31, 96             16669           16669             17652
Sep 30, 96             17383           17383             18855
Oct 31. 96             17824           17824             19375
Nov 30, 96             19122           19122             20839
Dec 31, 96             18650           18650             20426
Jan 31, 97             19915           19915             21701
Feb 28. 97             19941           19941             21872
Mar 31, 97             19231           19231             20975
Apr 30, 97             20380           20380             22226
May 31, 97             21582           21582             23584
Jun 30, 97             22434           22434             24633
Jul 31, 97             24449           24449             26592
Aug 31, 97             23519           23519             25104
Sep 30. 97             24823           24623             26478
Oct 31, 97             23622           23622             25595
Nov 30, 97             24487           24487             26778
Dec 3l, 97             25017           24917             27238


A $10,000 investment in Class C shares made on July 1, 1994 (inception), at net asset value (NAV) would have grown to $21,401 on December 31, 1997. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of a selection of widely held common stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

                          Average Annual Total Returns
                             As of December 31, 1997

--------------------------------------------------------------------------------
                    Class A Shares      Class B Shares      Class C Shares(1)
Inception               7/1/92              7/1/92              7/1/94
                     NAV       POP       NAV    w/CDSC       NAV      w/CDSC
--------------------------------------------------------------------------------
1 year               35.18%   27.40%      34.14%   29.14%    34.21%      33.21%
--------------------------------------------------------------------------------
5 years              18.98    17.58       18.06    17.85       --          --
Since inception      19.05    17.78       18.12    18.03     24.23       24.23
--------------------------------------------------------------------------------

(1) Effective July 1, 1997, Class D shares were redesignated Class C shares. Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for 1 year, 2% for 5 years and 1% since inception for Class B shares and 1% for 1 year for Class C shares.

                              INVESTMENT PORTFOLIO
                   DECEMBER 31, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 93.2%                                     SHARES        VALUE
-------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING - 1.3%
  Agriculture - Crops
  RJR Nabisco Holdings Corp.                                 259      $ 9,705
                                                                   -----------

 ...............................................................................
FINANCE, INSURANCE & REAL ESTATE - 22.0%
  Depository Institutions - 7.7%
  Bankamerica Corp.                                          206       15,023
  Chase Manhattan Corp.                                       94       10,315
  Citicorp                                                   105       13,276
  Comerica, Inc.                                              86        7,761
  First Union Corp.                                          197       10,117
  Nations Bank Corp.                                          26        1,569
                                                                   -----------
                                                                       58,061
                                                                   -----------

  Insurance Carriers - 7.7%
  American International Group, Inc.                         100       10,875
  Mercury General Corp.                                      132        7,282
  Old Republic International Corp.                           196        7,300
  Travelers Group, Inc.                                      368       19,831
  United Healthcare Corp.                                    142        7,071
  Wellpoint Health Networks, Inc.                            122        5,167
                                                                   -----------
                                                                       57,526
                                                                   -----------

  Nondepository Credit Institutions - 4.6%
  American Express Co.                                       141       12,611
  Green Tree Financial Corp.                                 197        5,159
  ITT Hartford Group, Inc.                                    73        6,867
  Student Loan Marketing Association                          68        9,439
                                                                   -----------
                                                                       34,076
                                                                   -----------

  Security Brokers & Dealers - 2.0%
  Bear Stearns Companies, Inc.                               193        9,157
  Lehman Brothers Holdings, Inc.                             120        6,120
                                                                   -----------
                                                                       15,277
                                                                   -----------

 ...............................................................................
MANUFACTURING - 44.6%
  Apparel - 1.3%
  VF Corp.                                                   210        9,638
                                                                   -----------

  Chemicals & Allied Products - 10.5%
  American Home Products Corp.                                93        7,090
  Clorox Co.                                                  77        6,119
  Dow Chemical Co.                                            99       10,079
  Eli Lilly & Co.                                             90        6,266
  Johnson & Johnson                                           55        3,597

                    Investment Portfolio/December 31, 1997
-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     SHARES        VALUE
-------------------------------------------------------------------------------
MANUFACTURING - CONT.
  Chemicals & Allied Products
  Jones Medical Industries, Inc.                              69      $ 2,637
  Merck & Co., Inc.                                          117       12,421
  Procter & Gamble Bo.                                        63        5,044
  Rohm & Haas Company                                         66        6,348
  Schering-Plough Corp.                                      199       12,388
  Warner-Lambert Co.                                          53        6,572
                                                                   -----------
                                                                       78,561
                                                                   -----------

  Communications Equipment - 0.7%
  Lucent Technologies, Inc..                                  70        5,595
                                                                   -----------

  Electrical Industrial Equipment - 2.8%
  General Electric Co.                                       283       20,750
                                                                   -----------

  Electronic Components - 1.3%
  Intel Corp.                                                 45        3,168
  SCI Systems, Inc.                                          157        6,857
                                                                   -----------
                                                                       10,025
                                                                   -----------

  Food & Kindred Products - 4.2%
  Hershey Foods, Corp.                                        32        1,988
  Interstate Bakeries Corp.                                  145        5,375
  Philip Morris Co., Inc.                                    536       24,297
                                                                   -----------
                                                                       31,660
                                                                   -----------

  Furniture & Fixtures - 1.9%
  Herman Miller, Inc.                                        114        6,216
  Masco Corp.                                                155        7,886
                                                                   -----------
                                                                       14,102
                                                                   -----------

  Machinery & Computer Equipment - 8.3%
  Applied Materials, Inc. (a)                                112        3,368
  Caterpillar, Inc.                                          162        7,847
  Compaq Computer Corp. (a)                                  124        6,998
  Digital Equipment                                          201        7,437
  EMC Corp.                                                  378       10,371
  Ingersoll Rand Co.                                          91        3,654
  Storage Technology Corp. (a)                                24        1,487
  Sun Microsystems, Inc. (a)                                 224        8,948
  Tyco International Ltd.                                    270       12,167
                                                                   -----------
                                                                       62,277
                                                                   -----------

  Measuring & Analyzing Instruments - 3.7%
  Honeywell, Inc.                                             50        3,418
  Raytheon Co., Class B                                      165        8,343
  Tektronix, Inc.                                            109        4,334

                    Investment Portfolio/December 31, 1997
-------------------------------------------------------------------------------

  Thermo Electron Corp.                                      262     $ 11,663
                                                                   -----------
                                                                       27,758
                                                                   -----------

  Petroleum Refining - 6.7%
  Ashland Oil, Inc.                                           75        4,027
  Atlantic Richfield Co.                                      88        7,051
  Chevron Corp.                                               22        1,725
  Exxon Corp.                                                156        9,521
  Mobil Corp.                                                128        9,254
  Texaco, Inc.                                               134        7,275
  USX-Marathon Group                                         345       11,650
                                                                   -----------
                                                                       50,503
                                                                   -----------

  Primary Metal - 0.5%
  USX-US Steel Group                                         121        3,781
                                                                   -----------

  Transportation Equipment - 2.7%
  General Dynamics Corp.                                      74        6,405
  Textron, Inc.                                              116        7,263
  United Technologies Corp.                                   93        6,793
                                                                   -----------
                                                                       20,461
                                                                   -----------

 ...............................................................................
MINING & ENERGY - 0.9%
  Crude Petroleum & Natural Gas - 0.5%
  Burlington Resources, Inc.                                  75        3,361
                                                                   -----------

  Nonmetallic, Except Fuels - 0.4%
  Vulcan Materials Co.                                        32        3,248
                                                                   -----------

 ...............................................................................
RETAIL TRADE - 7.6%
  Apparel & Accessory Stores - 1.9%
  TJX Companies, Inc.                                        420       14,451
                                                                   -----------

  Food Stores - 0.7%
  Safeway, Inc. (a)                                           87        5,490
                                                                   -----------

  General Merchandise Stores - 3.0%
  Dayton Hudson Corp.                                        159       10,756
  Federated Department Stores, Inc. (a)                      163        7,028
  Sears, Roebuck & Co.                                        98        4,453
                                                                   -----------
                                                                       22,237
                                                                   -----------

  Home Furnishings & Equipment - 0.3%
  CompUSA, Inc. (a)                                           69        2,145
                                                                   -----------

  Miscellaneous Retail - 1.7%
  Office Depot, Inc.                                         537       12,854
                                                                   -----------

                    Investment Portfolio/December 31, 1997
-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     SHARES        VALUE
-------------------------------------------------------------------------------
SERVICES - 5.1%
  Business Services - 1.5%
  Cendant Corp.                                              317     $ 10,904
                                                                   -----------

  Computer Related Services - 0.4%
  Cadence Design Systems, Inc.                               136        3,332
                                                                   -----------

  Computer Software - 2.1%
  Microsoft Corp.                                             98       12,666
  Sungard Data Systems, Inc.                                 104        3,209
                                                                   -----------
                                                                       15,875
                                                                   -----------

  Health Services - 0.7%
  Tenet Healthcare Corp.                                     167        5,535
                                                                   -----------

  Hotels, Camps & Lodging - 0.4%
  Hilton Hotels Corp.                                         98        2,916
                                                                   -----------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
SANITARY SERVICES - 10.8%
  Air Transportation - 1.7%
  Continental Airlines, Class B                              120        5,775
  U.S. Airways Group, Inc.                                   110        6,875
                                                                   -----------
                                                                       12,650
                                                                   -----------

  Communications - 3.4%
  Ameritech Corp.                                            170       13,661
  Bell Atlantic Corp.                                         30        2,771
  Bellsouth Corp.                                             55        3,080
  SBC Communications, Inc.                                    79        5,751
                                                                   -----------
                                                                       25,263
                                                                   -----------

  Electric, Gas & Sanitary Services - 0.3%
  Enova Corp.                                                 86        2,330
                                                                   -----------

  Electric Services - 3.5%
  FPL Group, Inc.                                             74        4,380
  GPU, Inc.                                                  229        9,642
  Long Island Lighting Co.                                   257        7,742
  Nipsco Industries, Inc.                                     84        4,153
                                                                   -----------
                                                                       25,917
                                                                   -----------

  Motor Freight & Warehousing - 0.7%
  CNF Transportation                                         142        5,432
                                                                   -----------

  Telecommunications - 1.2%
  U.S. West Communications Group                             204        9,211
                                                                   -----------

                    Investment Portfolio/December 31, 1997
-------------------------------------------------------------------------------

WHOLESALE TRADE - 0.9%
  Nondurable Goods
  Bergen Brunswig Corp., Class A                              85      $ 3,581
  Richfood Holdings, Inc.                                    123        3,487
                                                                   -----------
                                                                        7,068
                                                                   -----------

TOTAL COMMON STOCKS (cost of $526,953)                                699,975
                                                                   -----------

CORPORATE FIXED-INCOME BONDS - 3.8%                          PAR
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.3%
  Depository Institutions - 0.5%
  Fleet/Norstar Group,
                           8.625% 01/15/07               $ 3,000        3,416
                                                                   -----------

  Nondepository Credit Institutions - 0.8%
  General Motors Acceptance Corp.,
                           8.500% 01/15/03                 4,000        4,370
  Household Finance Co.,
                           8.250% 02/15/05                 1,820        1,999
                                                                   -----------
                                                                        6,369
                                                                   -----------

 ...............................................................................
MANUFACTURING - 0.4%
  Machinery & Computer Equipment
  Xerox Corp.,
                           8.125% 04/15/02                 3,000        3,224
                                                                   -----------

 ...............................................................................
MINING & ENERGY - 0.4%
  Crude Petroleum & Natural Gas
  Union Oil of California,
                           7.200% 05/15/05                 3,000        3,128
                                                                   -----------

 ...............................................................................
RETAIL TRADE - 0.5%
  General Merchandise Stores
  Wal Mart Stores, Inc.,
                           8.625% 04/01/01                 3,000        3,226
                                                                   -----------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
SANITARY SERVICES - 1.2%
  Electric Services - 0.4%
  Texas Utility Electric,
                           8.250% 04/01/04                 3,000        3,274
                                                                   -----------

  Gas Services - 0.4%
  Southern Natural Gas,
                           8.625% 05/01/02                 2,500        2,723
                                                                   -----------

                    Investment Portfolio/December 31, 1997
-------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS - CONT.                         PAR        VALUE
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
SANITARY SERVICES - CONT.
  Railroad - 0.4%
  Norfolk Southern,
                           7.875% 02/15/04               $ 3,000      $ 3,222
                                                                   -----------

TOTAL CORPORATE FIXED-INCOME BONDS (cost of $28,189)                   28,582
                                                                   -----------

TOTAL INVESTMENTS - 97.0% (cost of $555,142)(b)                       728,557
                                                                   -----------

SHORT-TERM OBLIGATIONS - 2.6%
-------------------------------------------------------------------------------
  Repurchase agreement with ABN Amro Chicago
  Corp., dated 12/31/97, due 01/02/98 at 6.60%,
  collateralized by U.S. Treasury notes with
  various maturities to 2016, market value
  $20,027 (repurchase proceeds $19,582)
                                                          19,575       19,575
                                                                   -----------

OTHER ASSETS & LIABILITIES, NET - 0.4%                                  2,772
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $750,904
                                                                   -----------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------

  (a) Non-incoming producing.
  (b) Cost for federal income tax purposes is $555,143.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          DECEMBER 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $555,142)                            $ 728,557
Short-term obligations                                             19,575
                                                               -----------
                                                                  748,132
Receivable for:
  Fund shares sold                                   $ 2,169
  Dividends                                            1,034
  Interest                                               681
Other                                                      6        3,890
                                                -------------  -----------
    Total Assets                                                  752,022

LIABILITIES
Payable for:
  Fund shares repurchased                              1,048
Accrued:
  Deferred Trustees fees                                   3
Other                                                     67
                                                -------------
    Total Liabilities                                               1,118
                                                               -----------

NET ASSETS                                                      $ 750,904
                                                               ===========
Net asset value & redemption price per share - Class A
($253,012/14,520)                                                 $ 17.43
                                                               ===========

Maximum offering price per share - Class A
($17.43/0.9425)                                                   $ 18.49 (a)
                                                               ===========

Net asset value & offering price per share - Class B
($484,403/28,182)                                                 $ 17.19 (b)
                                                               ===========

Net asset value & offering price per share - Class C
($13,489/781)                                                     $ 17.28 (b)
                                                               ===========


COMPOSITION OF NET ASSETS
Capital paid in                                                 $ 555,470
Undistributed net investment income                                    35
Accumulated net realized gains                                     21,984
Net unrealized appreciation                                       173,415
                                                               -----------
                                                                $ 750,904
                                                               ===========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                         $ 5,624
Interest                                                            1,952
                                                               -----------
                                                                    7,576

EXPENSES
Management fee                                       $ 2,831
Service fee                                              899
Distribution fee - Class B                             1,714
Distribution fee - Class C                                46
Transfer agent                                         1,043
Bookkeeping fee                                          129
Trustees fee                                              18
Custodian fee                                             16
Audit fee                                                 15
Legal fee                                                  5
Registration fee                                          70
Reports to shareholders                                   10
Other                                                     15        6,811
                                                -------------  -----------
       Net Investment Income                                          765
                                                               -----------

NET REALIZED & UNREALIZED GAIN(LOSS) ON PORTFOLIO POSITIONS
Net realized gain                                                  75,094
Net unrealized depreciation                                          (240)
                                                               -----------
       Net Gain                                                    74,854
                                                               -----------

Increase in Net Assets from Operations                           $ 75,619
                                                               ===========

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS

                                                 (Unaudited)
                                                  Six months
                                                    ended      Year ended
                                                 December 31     June 30
 (in thousands)                                 -------------  -----------
INCREASE (DECREASE) IN NET ASSETS                 1997(a)         1997
Operations:
Net investment income                                  $ 765        $ 829
Net realized gain                                     75,094       51,644
Net unrealized appreciation(depreciation)               (240)      98,331
                                                -------------  -----------
    Net Increase from Operations                      75,619      150,804
Distributions:
From net investment income - Class A                    (600)        (829)
In excess of net investment income - Class A               -         (133)
From net realized gains - Class A                    (28,096)     (14,099)
From net realized gains - Class B                    (54,761)     (26,520)
From net realized gains - Class C                     (1,472)        (730)
                                                -------------  -----------
                                                      (9,310)     108,493
                                                -------------  -----------
Fund Share Transactions:
Receipts for shares sold - Class A                    47,670       53,358
Value of distributions reinvested - Class A           26,994       14,112
Cost of shares repurchased - Class A                 (34,722)     (57,688)
                                                -------------  -----------
                                                      39,942        9,782
                                                -------------  -----------

Receipts for shares sold - Class B                    65,770       80,246
Value of distributions reinvested - Class B           51,728       25,068
Cost of shares repurchased - Class B                 (38,207)     (69,516)
                                                -------------  -----------
                                                      79,291       35,798
                                                -------------  -----------

Receipts for shares sold - Class C                     4,092        8,192
Value of distributions reinvested - Class C            1,415          689
Cost of shares repurchased - Class C                  (3,429)      (7,781)
                                                -------------  -----------
                                                       2,078        1,100
                                                -------------  -----------
    Net Increase from Fund Share
      Transactions                                   121,311       46,680
                                                -------------  -----------
        Total Increase                               112,001      155,173
NET ASSETS
Beginning of period                                  638,903      483,730
                                                -------------  -----------
End of period (including undistributed and
net of overdistributed net investment
income of $35 and $130, respectively)              $ 750,904    $ 638,903
                                                =============  ===========


(a) Class D shares were redesignated Class C shares on July 1, 1997. Statement of Changes in Net Assets continued on following page.
See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS
                               (continued)

                                                 (Unaudited)
                                                  Six months
                                                    ended      Year ended
                                                 December 31     June 30
                                                -------------  -----------
NUMBER OF FUND SHARES                             1997 (a)        1997
Sold - Class A                                         2,551        1,488
Issued for distributions reinvested - Class A          1,536          925
Repurchased - Class A                                 (1,855)      (1,668)
                                                -------------  -----------
                                                       2,232          745
                                                -------------  -----------

Sold - Class B                                         3,561        1,957
Issued for distributions reinvested - Class B          2,982        1,699
Repurchased - Class B                                 (2,066)      (2,098)
                                                -------------  -----------
                                                       4,477        1,558
                                                -------------  -----------

Sold - Class C                                           225          210
Issued for distributions reinvested - Class C             81           46
Repurchased - Class C                                   (188)        (199)
                                                -------------  -----------
                                                         118           57
                                                -------------  -----------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
 ................................................................................

In the opinion of management of Colonial U.S. Stock Fund (the Fund), a series of Colonial Trust VI, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
 ................................................................................

Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in large capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated to Class C shares which are subject to an annual distribution fee and a contingent deferred sales charge.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities are generally valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------

NOTE 2.  ACCOUNTING POLICIES - CONT.
 ................................................................................

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee per share applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fees applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets.

                 Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended December 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $76,152 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $259,041 and $195 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares, only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of the service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

For the six months ended December 31, 1997, the Fund's operating expenses did not exceed the 1.25% expense limit.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Investment activity: During the six months ended December 31, 1997, purchases and sales of investments, other than short-term obligations, were $305,375,936 and $249,356,161, respectively.

             Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) at December 31, 1997 based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation     $   186,241,665
           Gross unrealized depreciation         (12,827,291)
                                                -------------
               Net unrealized appreciation   $   173,414,374
                                                =============

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
--------------------------------------------------------------------------------

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended December 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   (Unaudited)
                                         Six months ended December 31
                                     --------------------------------------
                                                    1997
                                     Class A         Class B      Class C (b)
                                    --------        --------      --------
Net asset value -
  Beginning of period                $17.550         $17.370       $17.440
                                    --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (a)                    0.067          (0.002)       (0.002)

Net realized and
unrealized gain (a)                    2.060           2.022         2.042
                                    --------        --------      --------

   Total from Investment
     Operations                        2.127           2.020         2.040
                                    --------        --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income            (0.047)             --            --

From net realized
  gains                               (2.200)         (2.200)       (2.200)
                                    --------        --------      --------

 Total Distributions
  Declared to
  Shareholders                        (2.247)         (2.200)       (2.200)
                                    --------        --------      --------

Net asset value -
   End of period                     $17.430         $17.190       $17.280
                                    ========        ========      ========
Total return (c)                       12.02% (d)      11.51% (d)    11.59% (d)
                                    ========        ========      ========

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                            1.43% (e)       2.18% (e)     2.18% (e)
Net investment income (f)               0.71% (e)      (0.04)% (e)   (0.04)% (e)
Portfolio turnover                        38% (d)         38% (d)       38% (d)
Average commission rate              $0.0422         $0.0422       $0.0422
Net assets at end
of period (000)                     $253,012        $484,403       $13,489

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Class D shares were redesignated to Class C shares on July 1, 1997.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                               Year ended June 30
                                     --------------------------------------
                                                    1997
                                     Class A        Class B        Class C
                                    --------       --------       --------
Net asset value -
  Beginning of period                $14.470        $14.360        $14.410
                                    --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (a)                    0.099         (0.015)        (0.015)
Net realized and
unrealized gain (a)                    4.314          4.275          4.295
                                    --------       --------       --------
   Total from Investment

Operations                             4.413          4.260          4.280
                                    --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income            (0.072)            --             --
In excess of net investment income    (0.011)            --             --
From net realized
  gains                               (1.250)        (1.250)        (1.250)
                                    --------       --------       --------
 Total Distributions
  Declared to
  Shareholders                        (1.333)        (1.250)        (1.250)
                                    --------       --------       --------
Net asset value -
   End of period                     $17.550        $17.370        $17.440
                                    ========       ========       ========
Total return (c)                       32.13%         31.21%         31.24%
                                    ========       ========       ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                1.45% (d)      2.20% (d)      2.20% (d)
Net investment income                   0.65% (d)     (0.10)% (d)    (0.10)% (d)
Portfolio turnover                        83%            83%            83%
Average commission rate (e)          $0.0370        $0.0370        $0.0370
Net assets at end
of period (000)                     $215,680       $411,670        $11,553

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          FINANCIAL HIGHLIGHTS - CONT.

                              Year ended June 30
-------------------------------------------------------------------------------
                 1996                                      1995
 Class A        Class B       Class C        Class A      Class B    Class C (b)
--------       --------       -------       --------     --------    -------

 $13.260        $13.180       $13.240        $11.460      $11.400    $11.460
--------       --------       -------       --------     --------    -------

   0.121          0.017         0.016          0.165        0.075      0.074

   2.292          2.265         2.268          2.530        2.513      2.534
--------       --------       -------       --------     --------    -------

   2.413          2.282         2.284          2.695        2.588      2.608
--------       --------       -------       --------     --------    -------

  (0.118)        (0.017)       (0.029)        (0.160)      (0.073)    (0.093)
    -              -             -              -            -          -
--------       --------       -------       --------     --------    -------

  (1.085)        (1.085)       (1.085)        (0.735)      (0.735)    (0.735)
--------       --------       -------       --------     --------    -------


  (1.203)        (1.102)       (1.114)        (0.895)      (0.808)    (0.828)
--------       --------       -------       --------     --------    -------

 $14.470        $14.360       $14.410        $13.260      $13.180    $13.240
========      ========       =======       ========     ========    =======
   18.85%         17.91%        17.84%         24.84%       23.94%     24.01%
========      ========       =======       ========     ========    =======


    1.45% (d)      2.20% (d)     2.20% (d)      1.46%        2.21%      2.21%
    0.87% (d)      0.12% (d)     0.12% (d)      1.37%        0.62%      0.62%
      89%            89%           89%            84%          84%        84%

 $0.0461        $0.0461       $0.0461              -            -          -

$168,554       $306,718        $8,458       $124,171     $218,201      3,028

                          FINANCIAL HIGHLIGHTS - CONT.

                                           Year ended June 30
                             ----------------------------------------------
                                     1994                     1993 (b)
                             Class A      Class B     Class A       Class B
                             -------     --------     -------       -------
Net asset value -
  Beginning of period        $11.820      $11.770     $10.000       $10.000
                             -------     --------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                   0.142        0.053       0.103 (c)     0.020 (c)
Net realized and unrealized
gain (loss) (a)               (0.119)      (0.122)      1.784         1.763
                             -------     --------     -------       -------
   Total from Investment
     Operations                0.023       (0.069)      1.887         1.783
                             -------     --------     -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                      (0.138)      (0.056)     (0.067)       (0.013)
From net realized
  gains                       (0.245)      (0.245)          -             -
                             -------     --------     -------       -------
 Total Distributions
  Declared to
  Shareholders                (0.383)      (0.301)     (0.067)       (0.013)
                             -------     --------     -------       -------
Net asset value -
   End of period             $11.460      $11.400     $11.820       $11.770
                             =======     ========    ========      ========
Total return (d)                0.05%       (0.71)%     18.90% (e)    17.84% (e)
                             =======     ========    ========      ========

RATIOS TO AVERAGE NET ASSETS
Expenses                        1.49%        2.24%       1.50%         2.25%
Fees waived by the
  Adviser                          -            -        0.01%         0.01%
Net investment
  income                        1.19%        0.44%       0.93%         0.18%
Portfolio turnover               117%         117%         98%           98%
Net assets at end
of period (000)              $97,180     $150,121     $44,009       $89,737

(a) Per share data was calculated using average shares outstanding during the period.
(b)   The Fund commenced investment operations on July 1, 1992.
(c) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001 and $0.001, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Colonial account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day.
Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

Colonial Retirement Plans: Choose from a broad range of retirement plans, including IRAs.


(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class C shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

Colonial Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............press 1

For account information ..............................................press 2

To speak to a Colonial representative ................................press 3

For yield and total return information ...............................press 4

For duplicate statements or new supply of checks .....................press 5

To order duplicate tax forms and year-end statements .................press 6
(February through May)

To review your options at any time during your call  .................press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial U.S. Stock Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial U.S. Stock Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial U.S. Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998

       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

                                                  SF-03/652E-1297 M (2/98) 98/75